SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2022

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 3, 2022, Digital World Acquisition Corp., a Delaware corporation (“Digital World” or the “Company”), issued a press release announcing that the special meeting of its stockholders (the “Special Meeting”), originally scheduled for September 6, 2022 and adjourned to September 8, 2022, October 10, 2022 and November 3, 2022, is being further adjourned to November 22, 2022. At the Special Meeting, Digital World stockholders will be asked for approval to further amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to extend the period of time for completing an initial business combination, in three-month increments, until September 8, 2023 or such earlier date as determined by the Company’s Board of Directors. The Extension Amendment would effectively provide for an additional six months, past the two three-month extensions permitted by the Company’s existing governing documents, to complete an initial business combination.

As a result of this change, the Special Meeting will now be held at 12:00 p.m., Eastern Time, on November 22, 2022, exclusively via a live audio webcast at https://www.cstproxy.com/dwacspac/ext2022. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that the Company redeem their public shares for cash to the Company’s transfer agent, Continental Stock Transfer & Trust Company, is being extended to 5:00 p.m., Eastern Time, on November 18, 2022.

The Company plans to continue to solicit proxies from stockholders during the period prior to the November 22, 2022 Special Meeting date. Only the holders of Digital World’s common stock as of the close of business on August 12, 2022, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

Digital World urges investors, stockholders and other interested persons to read the definitive proxy statement dated August 25, 2022 (the “Extension Proxy Statement”), as well as other documents filed by Digital World with the Securities and Exchange Commission (the “SEC”), because these documents contain important information about Digital World and the Extension Amendment. The Extension Proxy Statement was first mailed to stockholders of Digital World as of a record date of August 12, 2022 on August 25, 2022. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: info@dwacspac.com.

Digital World has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of Digital World, and a prospectus in connection with a proposed business combination (the “Business Combination”) with Trump Media & Technology Group Corp. (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of Digital World as of a record date to be established for voting on the Business Combination. Securityholders of Digital World and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Digital World’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about Digital World, TMTG and the Business Combination. Digital World securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

Digital World and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Digital World in favor of the approval of the proposed Extension Amendment and the Business Combination. Securityholders of Digital World and other interested persons may obtain more information regarding the names and interests of Digital World’s directors and officers in the proposed Extension Amendment and the Business Combination in Digital World’s filings with the SEC, including the Extension Proxy Statement and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in Digital World or the proposed Extension Amendment other than with respect to their interests in the Business Combination, to the extent the Extension Amendment is effectuated.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Extension Amendment or Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Digital World, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Extension Amendment and the proposed Business Combination between Digital World and TMTG, including without limitation statements regarding the uncertainties relating to Digital World’s stockholder approval of the Extension Amendment, the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination and the private placement of Digital World (the “PIPE”), the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of Digital World’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of Digital World’s securities, (ii) the risk that the Business Combination may not be completed by Digital World’s Business Combination deadline and the potential failure to obtain Digital World’s stockholder approval of the Extension Amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of an Agreement and Plan of Merger, dated October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may further be amended or supplemented from time to time, the “Merger Agreement”) by the stockholders of Digital World, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by Digital World stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against Digital World related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the ongoing COVID-19 pandemic and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii) those factors discussed in Digital World’s filings with the SEC and that that will be contained in the Extension Proxy Statement and the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of Digital World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Extension Proxy Statement, the Registration Statement and other documents to be filed by Digital World from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Digital World and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Digital World or TMTG gives any assurance that Digital World, TMTG, or the combined company, will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated November 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: November 3, 2022	By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer